UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2010 (April 20, 2010)

GEORGIA GULF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Perimeter Place, Suite 460 Atlanta, Georgia	30346
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 395-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.03               Material Modifications to Rights of Security Holders.

On April 20, 2010, the Board of Directors of Georgia Gulf Corporation (the “Company”) declared a dividend distribution of one right (a “Right”) for each share of Common Stock, par value $0.01 per share (the “Common Shares”), of the Company outstanding at the close of business on May 10, 2010 (the “Record Date”), pursuant to the terms of a Rights Agreement, dated as of April 26, 2010 (the “Rights Agreement”), by and between the Company and Computershare Trust Company, N.A., as rights agent.  The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company’s treasury after the Record Date will be entitled to and accompanied by Rights.

The rights issued pursuant to the Rights Agreement are in all respects subject to and governed by the provisions of the Rights Agreement.  Copies of the Rights Agreement are available free of charge from the Company.  The foregoing description of the Rights Agreement is qualified in its entirety by reference to the full text of the Rights Agreement, a copy of which is attached as an exhibit hereto and incorporated herein by this reference.  A summary of the terms of the Rights is included as Exhibit B to the Rights Agreement and is incorporated herein by this reference.

Item 5.03               Amendments to Articles of Incorporation or Bylaws.

On April 26, 2010, the Company filed with the Secretary of State of Delaware a Certificate of Elimination deleting the designations of the Junior Participating Preferred Stock which had been filed in connection with the Company’s prior rights plan as well as the certificate of designations for the Company’s convertible preferred stock, none of which remained outstanding.

Further, effective April 26, 2010, the Company filed with the Secretary of State of Delaware an Amended and Restated Certificate of Designation, Preferences and Rights of Junior Participating Preferred Stock of the Company, whereby it amended and restated the terms of the series of Preferred Stock, par value $0.01 per share, of the Company originally designated as Junior Participating Preferred Stock.  The full text of the terms of the Junior Participating Preferred Stock is attached as an exhibit hereto and incorporated herein by this reference.

Item 8.01 Other Events.

On April 26, 2010, the Company issued a press release regarding the Rights which is filed as an exhibit hereto and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Number	Exhibit

3.1	Amended and Restated Certificate of Designation, Preferences and Rights of Junior Participating Preferred Stock of Georgia Gulf Corporation

4.1

Rights Agreement, dated as of April 26, 2010, by and between Georgia Gulf Corporation and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed on April 26, 2010)

99.1	Press release, dated April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA GULF CORPORATION

	By:	/s/ Joel I. Beerman
		Name:	Joel I. Beerman
		Title:	Vice President, General Counsel and Secretary

Date: April 26, 2010

EXHIBIT LIST

Number	Exhibit

3.1	Amended and Restated Certificate of Designation, Preferences and Rights of Junior Participating Preferred Stock of Georgia Gulf Corporation

4.1

Rights Agreement, dated as of April 26, 2010, by and between Georgia Gulf Corporation and Computershare Trust Company, N.A., as rights agent (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed on April 26, 2010)

99.1	Press release, dated April 26, 2010